UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): January 11, 2012 (December 31, 2011)

CHINA EXECUTIVE EDUCATION CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54086	75-3268300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

c/o Hangzhou MYL Business Administration Consulting Co. Ltd.
Room 307, Hualong Business Building
110 Moganshan Road, Hangzhou 310005
People’s Republic of China
(Address of principal executive offices)

(+86) 0571-8880-8109
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 31, 2011, Tony Ho resigned as the director of China Executive Education Corp. (the “Company”) effective immediately. The resignation of Mr. Ho is not in connection with any known disagreement with the Company on any matter. The Company is actively searching for a candidate with similar expertise and experience to fill in the vacancy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Executive Education Corp.

Date: January 11, 2012

/s/ Kaien Liang
Kaien Liang
Chief Executive Officer